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COMMON STOCK                                                        COMMON STOCK

                                        UNIFY

THIS CERTIFICATE IS TRANSFERABLE IN         SEE REVERSE FOR CERTAIN DEFINITIONS
   BOSTON, MA OR NEW YORK, NY               AND A STATEMENT AS TO THE RIGHTS,
                                            PREFERENCES, PRIVILEGES AND
                                            RESTRICTIONS ON SHARES

                 INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                               CUSIP 904743 10 1

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THIS CERTIFIES THAT






IS THE OWNER OF

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      FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.001 PAR VALUE
                                     PER SHARE, OF

                                  UNIFY CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
    WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                                  UNIFY CORPORATION
                                      CORPORATE
                                         SEAL
                                         1996
                                       DELAWARE

SECRETARY                                                              PRESIDENT

                                            COUNTERSIGNED AND REGISTERED:
                                              THE FIRST NATIONAL BANK OF BOSTON
                                                 TRANSFER AGENT AND REGISTRAR
                                            BY
                                                      AUTHORIZED SIGNATURE


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    A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Secretary of the Corporation at the principal office of the Corporation.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -- as tenants in common
TEN ENT  -- as tenants by the entireties
JT TEN   -- as joint tenants with right of
            survivorship and not as tenants
            in common
COM PROP -- as community property

                       UNIF GIFT MIN ACT  -- ............, Custodian...........
                                                  (Cust)              (Minor)
                                            under Uniform Gifts to Minors
                                            Act................................
                                                      (State)
                       UNIF TRF MIN ACT   -- ........Custodian (until age....)
                                               (Cust)
                                              ..........under Uniform Transfers
                                              (Minor)
                                            to Minors Act......................
                                                                (State)

       Additional abbreviations may also be used though not in the above list.

    FOR VALUE RECEIVED, ________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                          Shares
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of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney
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to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
    ------------------------------

                                  X
                                   ---------------------------------------
                                  X
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                        NOTICE:   THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                  CORRESPOND WITH THE NAME(S) AS WRITTEN UPON
                                  THE FACE OF THE CERTIFICATE IN EVERY
                                  PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed



By
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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.